Exhibit 10.18

LANDLORD’S CONSENT TO SALE OF INTEREST

NETPARK HOLDING, LLC; NNN NETPARK, LLC; NNN NETPARK 1, LLC; NNN NETPARK 2, LLC; NNN NETPARK 3, LLC; NNN NETPARK 4, LLC; NNN NETPARK 5, LLC; NNN NETPARK 6, LLC; NNN NETPARK 7, LLC; NNN NETPARK 8, LLC; NNN NETPARK 9, LLC; NNN NETPARK 10, LLC; NNN NETPARK 12, LLC; NNN NETPARK 13, LLC; NNN NETPARK 15, LLC; NNN NETPARK 16, LLC; NNN NETPARK 17, LLC; NNN NETPARK 18, LLC; NNN NETPARK 19, LLC; NNN NETPARK 20, LLC; NNN NETPARK 21, LLC; NNN NETPARK 22, LLC; NNN NETPARK 23, LLC; NNN NETPARK 24, LLC; NNN NETPARK II, LLC; NNN NETPARK II 1, LLC; NNN NETPARK II 2, LLC; NNN NETPARK II 3, LLC; NNN NETPARK II 4, LLC; NNN NETPARK II 5, LLC; NNN NETPARK II 6, LLC; NNN NETPARK II 7, LLC; NNN NETPARK II 8, LLC; NNN NETPARK II 9, LLC; NNN NETPARK II 10, LLC, each a Delaware limited liability company (“Landlord”), acting by and through BLUETT CAPITAL REALTY, INC., a Florida corporation, as Authorized Agent for Landlord, hereinafter known as “Agent” for Landlord, is the landlord under an Office Lease dated January 11, 2018 (the “Lease”) between Landlord and CONTINENTAL BENEFITS, LLC, a Florida limited liability company (“Tenant”), as tenant. The Lease concerns premises known as Suite 1417 consisting of 32,842 rentable square feet on the first (1st) floor of the Building known as Netpark Tampa Bay and located at 5701 East Hillsborough Avenue, Tampa, Florida 33610.

Hillcour, Inc. (“Seller”), which owns one hundred percent (100%) of the membership interests in Tenant, desires to complete a transaction (the “Sale”) pursuant to which Tenant has represented to Landlord that all of the membership interests of Tenant would be sold by Seller to Marpai, Inc. (“Purchaser”). The Sale constitutes an assignment of the Lease requiring Landlord’s prior written consent pursuant to Section 25.1 of the Lease.

Effective as of the date set forth below Landlord’s signature (the “Effective Date”) Landlord does hereby consent to the Sale, without waiver of any restriction in the Lease concerning any further transfer of ownership or any further assignment or subletting and upon the conditions that:

(1)	Landlord is not bound by any of the terms, covenants and provisions of the Sale, except to the extent that the same are contained in this Consent. Landlord does not hereby consent to or approve of any matters which are subject to Landlord’s further consent or approval under the provisions of the Lease;

(2)	Tenant shall remain liable for all of the obligations as the tenant under the Lease and Tenant hereby releases Landlord from and against any and all claims Tenant has or may have, whether known or unknown, under or in connection with the Lease arising prior to the effective date of this Consent; and

(3)	With the delivery of this Consent to Landlord signed by Tenant, in accordance with Section 25.4(a) of the Lease, Tenant shall reimburse Landlord for Landlord’s attorneys’ fees and costs in the amount of $1,100.00 incurred in reviewing the proposed Sale and preparing this Consent.

Notwithstanding anything in the Lease to the contrary, the option to renew set forth in Section 4.3 of the Lease shall remain in full force and effect following the Sale.

Landlord currently holds the sum of $50,000.00 as a Security Deposit pursuant to Section 6.3 of the Lease which Tenant, Seller and Purchaser agree shall continue to be held by Landlord as a Security Deposit for the account of Tenant pursuant to the terms of the Lease.

Notices and payments to Landlord under the Lease shall be sent to the address(es) set forth in the Lease or to such other address(es) as Landlord may provide to Tenant by notice in writing.

All notices to Tenant under the Lease shall be sent to the following address or to such other address(es) as Tenant may provide to Landlord by notice in writing:

Tenant’s address for notices and other correspondence:

Continental Benefits, LLC/Marpai, Inc.

Attn: Tammy Kidder

5701 E. Hillsborough Ave., Suite 1417

Tampa, FL 33810

Tel: 813.867.2574

This Consent shall not be effective, and shall not be relied upon by any party, until such time as it has been executed by a duly authorized officer of Landlord and counterparts of this Consent which have been executed by both parties hereto are delivered to Tenant.

This instrument may be executed in counterparts, each of which shall be deemed an original whether or not signed by all parties hereto. The parties hereto consent and agree that this Consent may be signed and/or transmitted by facsimile, e-mail of a .pdf document or using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and that such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party’s handwritten signature. The parties further consent and agree that (a) to the extent a party signs this Consent using electronic signature technology, by clicking “SIGN”, such party is signing this Consent electronically, and (b) the electronic signatures appearing on this Consent shall be treated, for purposes of validity, enforceability and admissibility, the same as handwritten signatures.

[Signatures are on the next page.]

IN WITNESS WHEREOF, the undersigned have executed this Consent to Sale of Interest as of the date set forth below Landlord’s signature.

Landlord:		Tenant:

BLUETT CAPITAL REALTY, INC.,		CONTINENTAL BENEFITS, LLC
as authorized agent for Landlord

By:	/s/ Lori Bluett	By:	/s/ Betsy Knorr
Name:	Lori Bluett	Name:	Betsy Knorr
Title:	President	Title:	CEO
Date:	March 31, 2021

Seller:		Purchaser:

HILLCOUR, INC.		MARPAI, INC.

By:	/s/ Steve Johnson	By:	/s/ Edmundo Gonzalez
Name:	Steve Johnson	Name:	Edmundo Gonzalez
Title:	CFO	Title:	CEO